Exhibit 10.1

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT

THIS AMENDMENT (the “Amendment”) is executed effective as of April 30, 2014 (the “Effective Date”), among SDC HOLDINGS, LLC, an Oklahoma limited liability company (“SDC”), APOTHECARYRx, LLC, an Oklahoma limited liability company (“ARx” and together with SDC, jointly and severally the “Borrowers” and each a “Borrower”), GRAYMARK HEALTHCARE, INC., an Oklahoma corporation (“GRMH”), STANTON M. NELSON, an individual (the “Guarantor”) and ARVEST BANK, an Arkansas banking corporation (the “Bank”).

W I T N E S S E T H

WHEREAS, the Bank, the Borrowers, GRMH and the Guarantor are all of the parties to the Second Amended and Restated Loan Agreement dated effective July 22, 2013, as amended by the First Amendment to Second Amended and Restated Loan Agreement dated effective December 31, 2013 (as amended, the “Loan Agreement”);

WHEREAS the Borrowers, GRMH and the Guarantor have requested that the Bank amend the Loan Agreement in connection with an extension of the Maturity Date; and

WHEREAS, the Bank has agreed to amend the Loan Agreement on the terms and conditions set forth in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Except as otherwise defined in this Amendment, capitalized terms used in this Amendment will have the same definition in this Amendment as those terms are defined in the Loan Agreement.

2. Borrower’s Actions. On execution and delivery of this Amendment, the Borrowers will pay or cause to be paid to the Bank, in immediately available funds, the sum of $210,162.01 in consideration of the following: (a) $49,062.01 in payment of the accrued and unpaid interest on the Loan as of April 30, 2014, (b) $150,000.00 to be applied to the principal balance of the Loan, (c) a non-refundable fee in the amount of $10,000.00, and (d) $1,100.00 as reimbursement for the Bank’s unpaid attorney fees incurred in connection with the Loan through April 30, 2014.

3. Amendment to Paragraph 1.19. Paragraphs 1.19 of the Loan Agreement is deleted and the following is substituted in its place:

“1.19 Note. The Third Amended and Restated Promissory Note from the Borrowers to the Bank dated April 30, 2014, in the principal amount of $9,704,460.15.”

4. Amendment to Paragraphs 3.1, 7.19, 7.20, 7.21 and 12. Each of Paragraphs 3.1, 7.19, 7.20, 7.21 and 12 of the Loan Agreement is hereby amended by deleting the date “April 30, 2014” and replacing it with “June 30, 2014”.

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT

5. Outstanding Balance. GRMH, each of the Borrowers and the Guarantor acknowledge that the outstanding principal balance of the Note immediately prior to the effectiveness of this Agreement is $9,854,460.15.

6. Release. On execution of this Amendment, each of the Borrowers, GRMH and the Guarantor hereby unconditionally and irrevocably release, acquit, waive and forever discharge the Bank and its participants, subsidiaries, affiliates, directors, officers, shareholders, employees, agents, attorneys, representatives and each of their respective heirs, legal representatives, executors, administrators, successors and assigns (the “Released Parties”) from any and all duties, obligations, representations, claims, actions, suits, causes of action, demands, liabilities, losses, damages, contracts, agreements, obligations, accounts, defenses and offsets of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, asserted or assertable, now existing or hereafter to accrue which the Borrowers, GRMH or the Guarantor ever had, now have or may hereafter have against the Released Parties, jointly or severally, for or by any reason or matter, cause or thing whatsoever occurring prior to the date of this Agreement, including without limitation such claims and defenses as fraud, mistake, duress and usury which relate, in whole or in part, directly or indirectly, to (a) the Loan Documents, the loan transactions evidenced thereby or any agreements or commitments in connection therewith; and (b) any past or present account relationship of the Borrowers, GRMH, the Guarantor or any of their affiliates with the Bank. In addition, the Borrowers, GRMH and the Guarantor each agree not to sue any of the Released Parties regarding any of the foregoing matters.

7. Supersession. Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents remain in full force and effect.

[Signature Pages Follow]

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT

SIGNATURE PAGE TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the Execution Date to be effective as of the Effective Date.

BANK:

ARVEST BANK, an Arkansas banking corporation

By:	/s/ Bradley W. Krieger
Bradley W. Krieger, Executive Vice President and Regional Manager

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT

SIGNATURE PAGE TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the Execution Date to be effective as of the Effective Date.

GRMH:

GRAYMARK HEALTHCARE, INC., an Oklahoma corporation

By:	/s/ Stanton M. Nelson
Stanton M. Nelson, CEO

BORROWER:

APOTHECARYRX LLC, an Oklahoma limited liability company

By:	Graymark Healthcare, Inc., an Oklahoma corporation, its Manager

	By:	/s/ Stanton M. Nelson
Stanton M. Nelson, CEO

BORROWER:

SDC HOLDINGS, LLC, an Oklahoma limited liability company

By:	Graymark Healthcare, Inc., an Oklahoma corporation, its Manager

	By:	/s/ Stanton M. Nelson
Stanton M. Nelson, CEO

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT

SIGNATURE PAGE TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the Execution Date to be effective as of the Effective Date.

GUARANTOR:

/s/ Stanton M. Nelson
STANTON M. NELSON, individually

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT